UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                             January 24, 2004
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               Date of Report (date of earliest event reported)


                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                  1-9789             04-2985631
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(State or other jurisdiction of    Commission      (I.R.S. Employer
 incorporation or organization)    File Number     Identification No.)

           155 Northboro Road Southborough, MA 01772
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        (Address of principal executive offices and zip code)

                            (508) 281-5510
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         (Registrant's telephone number, including area code:)


       ------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




Item 1.01. Entry Into a Material Definitive Agreement.

On January 24, 2005, the Registrant's Board of Directors adopted a resolution setting the annual retainer for non-employee directors at $16,000 per year and the additional fee paid to the chair of each of the committees of the Board of Directors at $3,000 per year. A copy of the resolution is attached hereto as
Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 2.02. Results of Operations and Financial Condition.

On January 25, 2005, the Registrant issued a press release announcing earnings for the fiscal quarter ended January 1, 2005. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c) 	Exhibits

99.1 	Resolution of Board of Directors dated January 24, 2005 establishing compensation of non-employee directors.

99.2	Press release issued by the registrant on January 25, 2005 is furnished herewith.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Tech/Ops Sevcon, Inc.,  Registrant
January 26, 2005                            /s/ Raymond J. Thibault Jr.
                                            Raymond J. Thibault Jr.
                                            Assistant Treasurer